ACCOUNT RECEIVABLE CONVERSION AGREEMENT

THIS NOTE CONVERSION AGREEMENT (“Agreement”) made as of the date set forth on the signature page hereto among BOXLIGHT CORPORATION, (the “Company” or “BOXL”), and EVEREST DISPLAY, INC., a corporation organized under the laws of Taiwan (“Everest”).

W I T N E S S E T H:

WHEREAS, Everest is willing to convert $1,500,000 of accounts payable into shares of Class A common stock, $0.0001 par value per share, of BOXL (the “Class A Shares”), all upon the terms and subject to the conditions hereinafter described;

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I. CONVERSION OF $1,500,000 of ACCOUNTS PAYABLE

1.1 Effective of the date of this Agreement (the “Conversion Date”), Everest hereby converts $1,500,000 of accounts payable into Two Hundred Thirty Eight Thousand and Ninety Five (238,095) shares of Class A Common Stock of BOXL (the “Everest Conversion Shares”) at a conversion price of $6.30 per share (the “Everest Conversion Price”).

1.2 The balance of the outstanding accounts payable of the Company and its consolidated subsidiaries, including Boxlight USA (collectively, the “Boxlight Group”) that are owed to Everest shall be paid in the ordinary course of the business of the Boxlight Group.

II. REPRESENTATIONS BY EVEREST: Everest hereby represents, as follows:

2.1 Authorization; Enforceability. Everest has all legal right, power and authority to enter into, execute and deliver this Agreement in connection with the consummation of the transactions contemplated hereby, and to perform fully its obligations hereunder. All action on the part of Everest, its directors, stockholders and trustee, respectively, that is necessary for the (a) authorization execution, delivery and performance of this Agreement; and (b) authorization for the conversion of the Converted Payable has been taken. This Agreement has been duly executed and delivered by Everest and constitutes a legal, valid and binding obligation, enforceable against Everest in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

2.2 No Conflict; Governmental Consents. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby or thereby do not and will not (i) result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which BOXL is bound including without limitation all foreign, federal, state and local laws applicable to Everest or the Trust that would have a material adverse effect on Everest, (ii) conflict with or violate any provision of Everest’s Articles of Incorporation or Articles of Association (collectively, the “Everest Charter Documents”) or (iii) conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with or without due notice or lapse or of time or both) a default or give to others any rights of termination, amendment, acceleration or cancellation (with or without due notice, lapse of time or both) under any agreement, credit facility, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Everest or the Trust is a party.

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III. REPRESENTATIONS BY AND WARRANTIES OF THE COMPANY:

The Company hereby represents and warrants to Everest that:

3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to own and use its properties and its assets and conduct its business as currently conducted. Each of BOXL’s subsidiaries (the “Subsidiaries”) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the requisite corporate power and authority to own and use its properties and assets and to conduct its business as currently conducted. Neither BOXL, nor any of its Subsidiaries is in violation of any of the provisions of their respective articles of incorporation, by-laws or other organizational or charter documents, including, but not limited to the Charter Documents (as defined below). Each of BOXL and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a direct and/or indirect (i) material adverse effect on the legality, validity or enforceability of this Agreement, (ii) material adverse effect on the results of operations, assets, business, condition (financial and other) or prospects of BOXL and its Subsidiaries, taken as a whole, or (iii) material adverse effect on BOXL’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”).

3.2 Capitalization. The authorized issued and outstanding shares of capital stock of BOXL and all notes, warrants and stock options are disclosed and set forth in the Registration Statement. All of such outstanding shares have been duly authorized, validly issued and are fully paid and non-assessable. No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by BOXL. Except as set forth in BOXL’s Registration Statement (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of BOXL, or contracts, commitments, understandings or arrangements by which BOXL is or may become bound to issue additional shares of capital stock of BOXL or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of BOXL, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which BOXL is obligated to register the sale of any of their securities under the Securities Act. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares as described in this Agreement. The Everest Conversion Shares, when issued, will be free and clear of all pledges, liens, encumbrances and other restrictions (other than those arising under federal or state securities laws as a result of the issuance of the Everest Conversion Shares). No co-sale right, right of first refusal or other similar right exists with respect to the Shares or the issuance and sale thereof. The issue and sale of the Shares will not result in a right of any holder of Company securities to adjust the exercise, exchange or reset price under such securities. The Company has made available to Everest true and correct copies of BOXL’s Articles of Incorporation, and as in effect on the date hereof (the “Articles of Incorporation”), and BOXL’s By-laws, as in effect on the date hereof (the “By-laws”).

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3.3 Authorization; Enforceability. The Company has all corporate right, power and authority to enter into, execute and deliver this Agreement and each other agreement, document, instrument and certificate to be executed by BOXL in connection with the consummation of the transactions contemplated hereby, including, but not limited to this Agreement and to perform fully its obligations hereunder and thereunder. All corporate action on the part of BOXL, its directors and stockholders necessary for the (a) authorization execution, delivery and performance of this Agreement by BOXL; and (b) authorization, sale, issuance and delivery of the Everest Conversion Shares contemplated hereby and the performance of BOXL’s obligations under this Agreement has been taken. This Agreement has been duly executed and delivered by BOXL and each constitutes a legal, valid and binding obligation of BOXL, enforceable against BOXL in accordance with its respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Everest Conversion Shares are duly authorized and, when issued and paid for in accordance with the applicable this Agreement, will be duly and validly issued, fully paid and non-assessable, free and clear of all Encumbrances other than restrictions on transfer provided for in this Agreement. The issuance and sale of the Everest Conversion Shares contemplated hereby will not give rise to any preemptive rights or rights of first refusal.

3.4 No Conflict; Governmental Consents.

(a) The execution and delivery by BOXL of this Agreement, the issuance of the Everest Conversion Shares and the consummation of the other transactions contemplated hereby or thereby do not and will not (i) result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which BOXL is bound including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect, (ii) conflict with or violate any provision of BOXL’s Articles of Incorporation (the “Articles”), as amended or the Bylaws, (and collectively with the Articles, the “Charter Documents”) of BOXL, and (iii) conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with or without due notice or lapse of time or both) a default or give to others any rights of termination, amendment, acceleration or cancellation (with or without due notice, lapse of time or both) under any agreement, credit facility, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which BOXL or any Subsidiary is a party or by which any of them is bound or to which any of their respective properties or assets is subject, nor result in the creation or imposition of any Encumbrances upon any of the properties or assets of BOXL or any Subsidiary.

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(b) No approval by the holders of Common Stock, or other equity securities of BOXL is required to be obtained by BOXL in connection with the authorization, execution, delivery and performance of this Agreement or in connection with the authorization, and issuance of the Everest Conversion Shares except as has been previously obtained.

(c) No consent, approval, authorization or other order of any governmental authority or any other person is required to be obtained by BOXL in connection with the authorization, execution, delivery and performance of this Agreement or in connection with the authorization, and, upon issuance the Everest Conversion Shares, except such post-sale filings as may be required to be made with the SEC and with any state or foreign blue sky or securities regulatory authority, all of which shall be made when required.

3.5 Consents of Third Parties. No vote, approval or consent of any holder of capital stock of BOXL or any other third parties is required or necessary to be obtained by BOXL in connection with the authorization, execution, deliver and performance of this Agreement or in connection with the authorization and issuance of the Everest Conversion Shares, except as previously obtained, each of which is in full force and effect.

IV. COVENANTS

4.1 Transfer Restrictions.

(a) The Everest Conversion Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Everest Conversion Shares other than pursuant to an effective registration statement or Rule 144 promulgated under the Securities Act, to BOXL or to an affiliate of Everest or in connection with, BOXL may require the transferor thereof to provide to BOXL an opinion of counsel selected by the transferor and reasonably acceptable to BOXL, the form and substance of which opinion shall be reasonably satisfactory to BOXL, to the effect that such transfer does not require registration of such transferred the Everest Conversion Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement, and shall have the rights of Everest under this Agreement.

(b) Everest agrees to the imprinting, so long as is required by this Section 5.1, of a legend on any of the Everest Conversion Shares, in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

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(c) Certificates evidencing the Everest Conversion Shares shall not contain any legend (including the legend set forth in Section 5.1(b) hereof): (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such the Everest Conversion Shares pursuant to Rule 144, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Company shall cause its counsel, at BOXL’s expense, to issue a legal opinion to BOXL’s transfer agent promptly if required by BOXL’s transfer to effect the removal of the legend hereunder.

4.2 Replacement of the Everest Conversion Shares. If any certificate or instrument evidencing any Everest Conversion Shares is mutilated, lost, stolen or destroyed, BOXL shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to BOXL of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Everest Conversion Shares. If a replacement certificate or instrument evidencing any of the Everest Conversion Shares is requested due to a mutilation thereof, BOXL may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

4.3 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Everest Conversion Shares, to the extent applicable, under Regulation D promulgated under the Securities Act. The Company shall take such action as BOXL shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares for, sale to Everest at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Everest.

4.4 Indemnification.

(a) The Company agrees to indemnify and hold harmless each of Everest and the Trust, its affiliates and their respective officers, directors, employees, trustee agents and controlling persons (collectively, the “Indemnified Parties”) from and against , any and all loss, liability, damage or deficiency suffered or incurred by any Indemnified Party by reason of any misrepresentation or breach of warranty by BOXL or, after any applicable notice and/or cure periods, nonfulfillment of any covenant or agreement to be performed or complied with by BOXL under this Agreement, this Agreement; and will promptly reimburse the Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim related to or arising in any manner out of any of the foregoing, or any action or proceeding arising therefrom (collectively, “Proceedings”), whether or not such Indemnified Party is a formal party to any such Proceeding.

(b) If for any reason (other than a final non-appealable judgment finding any Indemnified Party liable for losses, claims, damages, liabilities or expenses for its gross negligence or willful misconduct) the foregoing indemnity is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless, then BOXL shall contribute to the amount paid or payable by an Indemnified Party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by BOXL on the one hand and the Advisor on the other, but also the relative fault by BOXL and the Indemnified Party, as well as any relevant equitable considerations.

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4.5 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, BOXL covenants and agrees that neither it, nor any other person acting on its behalf, will provide Everest or its agents or counsel with any information that BOXL believes constitutes material non-public information, unless prior thereto Everest shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that Everest shall be relying on the foregoing covenant in effecting transactions in the Everest Conversion Shares.

V. MISCELLANEOUS

5.1 Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.2 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Everest (other than by merger). Everest may assign any or all of its rights under this Agreement to any person to whom Everest assigns or transfers any Everest Conversion Shares, provided that such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions of this Agreement

5.3 This Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.

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5.5 In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

5.6 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

5.7 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

5.8 The Company agrees to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

5.9 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.10 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

5.11 In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, Everest and BOXL will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

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Signature page follow

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IN WITNESS WHEREOF, Everest and BOXL have caused this Subscription Agreement to be duly executed as of the 27th day of June 2017.

COMPANY:

BOXLIGHT CORPORATION

By:
Name:	Mark Elliott
Title:	CEO

EVEREST DISPLAY, INC.

By:
Name:	Alex Kuo
Title:	President